--------------------------------------------------------------------------------


                               OHIO EDISON COMPANY



                                      with



                              THE BANK OF NEW YORK,
                                      As Trustee



                             -----------------------

                      SEVENTY-FIFTH SUPPLEMENTAL INDENTURE



                        Providing among other things for

                              FIRST MORTGAGE BONDS

                        Pledge Series A of 2003 due 2033
                        Pledge Series B of 2003 due 2033

                                    ---------

                            Dated as of March 1, 2003


--------------------------------------------------------------------------------

         SUPPLEMENTAL INDENTURE, dated as of March 1, 2003 between OHIO EDISON COMPANY, a corporation organized and existing under the laws of the State of Ohio (hereinafter called the "Company"), party of the first part, and THE BANK OF NEW YORK, a banking corporation organized and existing under the laws of the State of New York, as Trustee under the Indenture hereinafter referred to, party of the second part.

         WHEREAS, the Company has heretofore executed and delivered to BANKERS TRUST COMPANY (hereinafter called the "Old Trustee"), as trustee, a certain Indenture, dated as of August 1, 1930, to secure an issue of bonds of the Company, issued and to be issued in series, from time to time, in the manner and subject to the conditions set forth in the said Indenture; and the said Indenture has been supplemented by seventy-four supplemental indentures, which Indenture as so supplemented and to be hereby supplemented is hereinafter referred to as the "Indenture"; and

         WHEREAS, The Bank of New York has succeeded the Old Trustee as trustee under the Indenture (hereinafter called the "Trustee") pursuant to Article XVI thereof; and

         WHEREAS, the Indenture provides for the issuance of bonds thereunder in one or more series, the form of each series of bonds and of the coupons to be attached to the coupon bonds, if any, to be substantially in the forms set forth therein with such insertions, omissions and variations as the Board of Directors of the Company may determine; and

         WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create a new series of bonds under the Indenture, consisting of $41,000,000 in principal amount to be designated as "First Mortgage Bonds, Pledge Series A of 2003 due 2033" (hereinafter sometimes referred to as the "bonds of Pledge Series A") and $9,000,000 in principal amount to be designated as "First Mortgage Bonds, Pledge Series B of 2003 due 2033" (hereinafter sometimes referred to as the "bonds of Pledge Series B", together with the bonds of Pledge Series A, the "bonds of the 2003 Pledge Series"), which shall bear interest at the rate per annum set forth in, shall be subject to certain redemption rights and obligations set forth in, and will otherwise be in the form and have the terms and provisions provided for in this Supplemental Indenture and set forth in the form of such bonds below:

                        [FORM OF BOND OF PLEDGE SERIES A]

         This Bond is not transferable except to a successor trustee under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, between the Company and The Bank of New York, as Trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon a "default" as defined in the Mortgage referred to herein.

                               OHIO EDISON COMPANY

             FIRST MORTGAGE BONDS, PLEDGE SERIES A OF 2003 DUE 2033

                                Due June 1, 2033

$                                                                           No.

         OHIO EDISON COMPANY, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to ____________, or registered assigns, ____________ dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, on June 1, 2033 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Initial Interest Accrual Date (hereinbelow defined) at the rate per annum from time to time borne by the Mortgage Bonds, Guarantee Series A of 2003 due 2033 (the "Mortgage Bonds") issued by the Company under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, as heretofore supplemented (the "General Mortgage") by the Company to The Bank of New York, as trustee, on each June 1 and December 1 commencing on the June 1 or December 1 immediately succeeding the Initial Interest Accrual Date (as defined below) each such date herein referred to as an "interest payment date") on and until maturity, or, in the case of any bonds of this series duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any bonds of this series, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture referred to on the reverse hereof. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

         Payment of principal of, or premium or interest on, the Mortgage Bonds shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of this bond which is then due.

         The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This bond shall not become obligatory until The Bank of New York, the Trustee under the Mortgage referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Corporate Secretary or an Assistant Corporate Secretary, by his signature or a facsimile thereof.

         Dated:

                                    OHIO EDISON COMPANY,



                                    By:
                                       -------------------------------------
                                             Title:


Attest:



------------------------------
Title:

                 [FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE]



                      TRUSTEE'S AUTHENTICATION CERTIFICATE



         This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.



                              THE BANK OF NEW YORK,

                                   as Trustee,





                              By:______________________________________
                                 Authorized Officer

                        [FORM OF BOND OF PLEDGE SERIES A]



                                    [REVERSE]

                               OHIO EDISON COMPANY


             FIRST MORTGAGE BONDS, PLEDGE SERIES A OF 2003 DUE 2033

         This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture, dated as of August 1, 1930, executed by the Company to The Bank of New York, as Trustee, as amended and supplemented by indentures supplemental thereto, to which Indenture as so amended and supplemented (herein referred to as the "Mortgage") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

         The Bonds of this series are subject to mandatory redemption, in whole or in part, as the case may be, on each date that the Mortgage Bonds are to be redeemed. The principal amount of the Bonds of this series to be redeemed on any such date shall be equal to the principal amount of Mortgage Bonds called for redemption on that date. All redemption of Bonds of this series shall be at 100 percent of the principal amount thereof, plus accrued interest to the redemption date. The Bonds of this series are not otherwise redeemable prior to their maturity.

         Notwithstanding the foregoing, Bonds of this series shall be deemed to be paid and no longer outstanding under the Mortgage to the extent that Mortgage Bonds are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest, if any, on the bonds of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the trustee under the General Mortgage, signed by an authorized officer thereof, stating that any such principal of or interest on the Mortgage Bonds has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

         The Initial Interest Accrual Date for the bonds of this series shall be the date that interest begins to accrue on the Mortgage Bonds.

         As more fully described in the supplemental indenture establishing the terms and provisions of the bonds of this series, the Company reserves the right, without any consent or other action by holders of the bonds of this series, to amend the Mortgage to provide (a) that the Mortgage, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Mortgage, without the consent of the holders of all bonds then outstanding, or
(3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding and (b) that (i) additional bonds may be issued against 70% of the value of the property which forms the basis for such issuance and (ii) the charge against property subject to a prior lien which is used to effectuate the release of property under the Mortgage be similarly based.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

         No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

         The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and, if higher, in multiples of $1.00. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Mortgage. Notwithstanding any provision of the Mortgage, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.



                    [END OF FORM OF BOND OF PLEDGE SERIES A]

                        [FORM OF BOND OF PLEDGE SERIES B]

         This Bond is not transferable except to a successor trustee under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, between the Company and The Bank of New York, as Trustee, or in connection with the exercise of the rights and remedies of the holder hereof consequent upon a "default" as defined in the Mortgage referred to herein.

                               OHIO EDISON COMPANY

             FIRST MORTGAGE BONDS, PLEDGE SERIES B OF 2003 DUE 2033

                                Due June 1, 2033

$                                                                          No.

         OHIO EDISON COMPANY, a corporation of the State of Ohio (hereinafter called the Company), for value received, hereby promises to pay to , or registered assigns, dollars at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio, on June 1, 2033 in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, and to pay at said offices or agencies to the registered owner hereof, in like coin or currency, interest thereon from the Initial Interest Accrual Date (hereinbelow defined) at the rate per annum from time to time borne by the Mortgage Bonds, Guarantee Series B of 2003 due 2033 (the "Mortgage Bonds") issued by the Company under the General Mortgage Indenture and Deed of Trust, dated as of January 1, 1998, as heretofore supplemented (the "General Mortgage") by the Company to The Bank of New York, as trustee, on each June 1 and December 1 commencing on the June 1 or December 1 immediately succeeding the Initial Interest Accrual Date (as defined below) each such date herein referred to as an "interest payment date") on and until maturity, or, in the case of any bonds of this series duly called for redemption, on and until the redemption date, or in the case of any default by the Company in the payment of the principal due on any bonds of this series, until the Company's obligation with respect to the payment of the principal shall be discharged as provided in the Indenture referred to on the reverse hereof. Payments of principal of and interest on this bond shall be made at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

         Payment of principal of, or premium or interest on, the Mortgage Bonds shall, to the extent thereof, be deemed to satisfy and discharge the obligation of the Company, if any, to make a payment of principal, premium or interest, as the case may be, in respect of this bond which is then due.

         The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This bond shall not become obligatory until The Bank of New York, the Trustee under the Mortgage referred to on the reverse hereof, or its successor thereunder, shall have authenticated the form of certificate endorsed hereon.

         IN WITNESS WHEREOF, Ohio Edison Company has caused this bond to be signed in its name by its President or a Vice President, by his signature or a facsimile thereof, and its corporate seal to be printed hereon, attested by its Corporate Secretary or an Assistant Corporate Secretary, by his signature or a facsimile thereof.

         Dated:

                                    OHIO EDISON COMPANY,



                                    By:
                                       ----------------------------------------
                                           Title:


Attest:





--------------------------------
Title:

                 [FORM OF TRUSTEE'S AUTHENTICATION CERTIFICATE]



                      TRUSTEE'S AUTHENTICATION CERTIFICATE



         This bond is one of the bonds of the series designated therein, described in the within-mentioned Mortgage.



                              THE BANK OF NEW YORK,

                                   as Trustee,





                              By:__________________________________________
                                   Authorized Officer

                        [FORM OF BOND OF PLEDGE SERIES B]



                                    [REVERSE]

                               OHIO EDISON COMPANY



             FIRST MORTGAGE BONDS, PLEDGE SERIES B OF 2003 DUE 2033

         This bond is one of an issue of bonds of the Company, issuable in series, and is one of a series known as its First Mortgage Bonds of the series designated in its title, all issued and to be issued under and equally secured (except as to any sinking fund established in accordance with the provisions of the Mortgage hereinafter mentioned for the bonds of any particular series) by an Indenture, dated as of August 1, 1930, executed by the Company to The Bank of New York, as Trustee, as amended and supplemented by indentures supplemental thereto, to which Indenture as so amended and supplemented (herein referred to as the "Mortgage") reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of the bonds in respect thereof and the terms and conditions upon which the bonds are secured.

         The Bonds of this series are subject to mandatory redemption, in whole or in part, as the case may be, on each date that the Mortgage Bonds are to be redeemed. The principal amount of the Bonds of this series to be redeemed on any such date shall be equal to the principal amount of Mortgage Bonds called for redemption on that date. All redemption of Bonds of this series shall be at 100 percent of the principal amount thereof, plus accrued interest to the redemption date. The Bonds of this series are not otherwise redeemable prior to their maturity.

         Notwithstanding the foregoing, Bonds of this series shall be deemed to be paid and no longer outstanding under the Mortgage to the extent that Mortgage Bonds are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company.

         The Trustee may conclusively presume that the obligation of the Company to pay the principal of, and interest, if any, on the bonds of this series as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the trustee under the General Mortgage, signed by an authorized officer thereof, stating that any such principal of or interest on the Mortgage Bonds has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

         The Initial Interest Accrual Date for the bonds of this series shall be the date that interest begins to accrue on the Mortgage Bonds.

         As more fully described in the supplemental indenture establishing the terms and provisions of the bonds of this series, the Company reserves the right, without any consent or other action by holders of the bonds of this series, to amend the Mortgage to provide (a) that the Mortgage, the rights and obligations of the Company and the rights of the bondholders may be modified with the consent of the holders of not less than 60% in principal amount of the bonds adversely affected; provided, however, that no modification shall (1) extend the time, or reduce the amount, of any payment on any bond, without the consent of the holder of each bond so affected, (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of the Mortgage, without the consent of the holders of all bonds then outstanding, or
(3) reduce the above percentage of the principal amount of bonds the holders of which are required to approve any such modification without the consent of the holders of all bonds then outstanding and (b) that (i) additional bonds may be issued against 70% of the value of the property which forms the basis for such issuance and (ii) the charge against property subject to a prior lien which is used to effectuate the release of property under the Mortgage be similarly based.

         The principal hereof may be declared or may become due on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

         No recourse shall be had for the payment of the principal of or interest on this bond against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or through the Company or a predecessor or successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors being released by the registered owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage.

         The bonds of this series are issuable only as registered bonds without coupons in denominations of $1,000 and, if higher, in multiples of $1.00. The Company and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes. Registered bonds of this series shall be exchangeable at said offices or agencies of the Company for registered bonds of other authorized denominations having the same aggregate principal amount, in the manner and upon the conditions prescribed in the Mortgage. Notwithstanding any provision of the Mortgage, (a) neither the Company nor the Trustee shall be required to make transfers or exchanges of bonds of this series during the period between any interest payment date for such series and the record date next preceding such interest payment date, and (b) no charge shall be made upon any transfer or exchange of bonds of this series other than for any tax or taxes or other governmental charge required to be paid by the Company.



                    [END OF FORM OF BOND OF PLEDGE SERIES B]

         WHEREAS, Section 115 of the Indenture provides that the Company and the Trustee may, from time to time and at any time, enter into such indentures supplemental thereto as shall be deemed necessary or desirable for one or more purposes, including, among others, to describe and set forth the particular terms and the form of additional series of bonds to be issued under the Indenture, to add other limitations on the issue of bonds, withdrawal of cash or release of property, to add to the covenants and agreements of the Company for the protection of the holders of the bonds and of the mortgaged and pledged property, to supplement defective or inconsistent provisions contained in the Indenture, and for any other purpose not inconsistent with the terms of the Indenture; and

         WHEREAS, all things necessary to make the bonds of the 2003 Pledge Series when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been done and performed, and the creation, execution and delivery of this Supplemental Indenture have in all respects been duly authorized; and

         WHEREAS, the Company and Trustee deem it advisable to enter into this Supplemental Indenture for the purposes of describing the bonds of the 2003 Pledge Series and of establishing the terms and provisions thereof, confirming the mortgaging under the Indenture of additional property for the equal and proportionate benefit and security of the holders of all bonds at any time issued thereunder, amplifying the description of the property mortgaged, adding other limitations to the Indenture on the issue of bonds, withdrawal of cash or release of property, and adding to the covenants and agreements of the Company for the protection of the holders of bonds and of mortgaged and pledged property;

         NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH: That OHIO EDISON COMPANY, in consideration of the premises and of one dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and of the purchase and acceptance of the bonds issued or to be issued hereunder by the holders thereof, and in order to secure the payment both of the principal and interest of all bonds at any time issued and outstanding under the Indenture, according to their tenor and effect, and the performance of all the provisions of the Indenture and of said bonds, hath granted, bargained, sold, released, conveyed, assigned, transferred, pledged, set over and confirmed and by these presents doth grant, bargain, sell, release, convey, assign, transfer, pledge, set over and confirm unto THE BANK OF NEW YORK, as Trustee, and to its successor or successors in said trust, and to its and their assigns forever, all the properties of the Company described in Schedule A (which is identified by the signature of an officer of each party hereto at the end thereof) hereto annexed and hereby made a part hereof;

         TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any wise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Article XI of the Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

         The Company does hereby agree and does hereby confirm and reaffirm the agreement made by it in the Indenture, dated as of August 1, 1930, that all property, rights and franchises acquired by the Company after the date of the Indenture, dated as of August 1, 1930 (except any hereinafter expressly excepted), shall be as fully embraced within the lien of the Indenture as if such property had been owned by the Company on the date of the Indenture, dated as of August 1, 1930 and was specifically described therein and conveyed thereby and does hereby confirm that the Company will not cause or consent to a partition, whether voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as a tenant in common except as permitted by and in conformity with the provisions of the Indenture and particularly of Article XI thereof.

         PROVIDED that the following are not and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Indenture, viz.: cash, shares of stock and obligations (including bonds, notes and other securities) not heretofore or hereafter specifically pledged, paid or deposited or delivered under the Indenture or covenanted so to be.

         TO HAVE AND TO HOLD all such properties, real, personal and mixed, mortgaged, pledged or conveyed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors and assigns forever.

         IN TRUST, NEVERTHELESS, upon the terms and trusts of the Indenture for those who shall hold the bonds and coupons issued and to be issued thereunder, or any of them, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason of priority in the time of the issue or negotiations thereof, or otherwise howsoever, subject, however, to the provisions in reference to extended, transferred or pledged coupons and claims for interest set forth in the Indenture (and subject to any sinking funds that may be hereafter created for the benefit of any particular series).

         PROVIDED, HOWEVER, and these presents are upon the condition that if the Company, its successors or assigns, shall pay or caused to be paid, the principal of and interest on said bonds, at the times and in the manner stipulated therein and herein, and shall keep, perform and observe all and singular the covenants and promises in said bonds and in the Indenture expressed to be kept, performed and observed by or on the part of the Company, then this Supplemental Indenture and the estate and rights hereby granted shall cease, determine and be void, otherwise to be and remain in full force and effect.

         IT IS HEREBY COVENANTED, DECLARED AND AGREED, by the Company, that all such bonds and coupons are to be issued, authenticated and delivered, and that all property subject or to become subject hereto is to be held, subject to the further covenants, conditions, uses and trusts in the Indenture set forth, and the parties hereto mutually agree as follows:

         SECTION 1. Bonds of the 2003 Pledge Series shall mature on the date set forth in the respective form of bond relating thereto hereinbefore set forth and, subject to the provisions of said form, shall bear interest at the rate per annum from time to time borne by the series of the Mortgage Bonds referred to in said form. Pledge Series A Bonds shall be designated as the Company's "First Mortgage Bonds, Pledge Series A of 2003 due 2033." Pledge Series B Bonds shall be designated as the Company's "First Mortgage Bonds, Pledge Series B of 2003 due 2033." The bonds of the 2003 Pledge Series shall bear interest from the Initial Interest Accrual Date (as defined in the form of the bond hereinabove set forth). Principal or redemption price of and interest on the bonds of the 2003 Pledge Series shall be payable in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts, at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio.

         Definitive bonds of the 2003 Pledge Series may be issued, originally or otherwise, only as registered bonds, substantially in the form of bond hereinbefore recited, and in the denominations of $1,000 and, if higher, in multiples of $1.00. Delivery of a bond of the 2003 Pledge Series to the Trustee for authentication shall be conclusive evidence that its serial number has been duly approved by the Company.

         SECTION 2. Bonds of the 2003 Pledge Series shall be deemed to be paid and no longer outstanding under the Indenture to the extent that Mortgage Bonds (as defined in the form of bonds hereinabove set forth) to which they relate are paid or deemed to be paid and are no longer outstanding and the Trustee has been notified to such effect by the Company.

         SECTION 3. Bonds of the 2003 Pledge Series may be transferred by the registered owners thereof, in person or by attorney duly authorized, at an office or agency of the Company in the Borough of Manhattan, The City of New York, N.Y. or in the City of Akron, Ohio but only in the manner and upon the conditions prescribed in the Indenture and in the form of bond hereinbefore recited. Bonds of the 2003 Pledge Series shall be exchangeable for other registered bonds of the same series, in the manner and upon the conditions prescribed in the Indenture, and in the form of bond hereinbefore recited, upon the surrender of such bonds at said offices or agencies of the Company. However, notwithstanding the provisions of Section 14 or 15 of the Indenture, no charge shall be made upon any transfer or exchange of bonds of said series other than for any tax or taxes or other governmental charge required to be paid by the Company.

         SECTION 4. The Company reserves the right, without any consent or other action by holders of the bonds of the 2003 Pledge Series, or any subsequent series of bonds, to amend the Indenture by inserting the following language as
Section 115A immediately following current Section 115 of the Indenture.

                  With the consent of the holders of not less than sixty per centum (60%) in principal amount of the bonds at the time outstanding or their attorneys-in-fact duly authorized, or, if the rights of the holders of one or more, but not all, series then outstanding are affected, the consent of the holders of not less than sixty per centum (60%) in aggregate principal amount of the bonds at the time outstanding of all affected series, taken together, and not any other series, the Company, when authorized by a resolution, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or modifying the rights and obligations of the Company and the rights of the holders of any of the bonds and coupons; provided, however, that no such supplemental indenture shall (1) extend the maturity of any of the bonds or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium, payable on the redemption thereof or change the coin or currency in which any bond or interest thereon is payable, without the consent of the holder of each bond so affected, or (2) permit the creation of any lien, not otherwise permitted, prior to or on a parity with the lien of this Indenture, without the consent of the holders of all of the bonds then outstanding, or (3) reduce the aforesaid percentage of the principal amount of bonds the holders of which are required to approve any such supplemental indenture, without the consent of the holders of all the bonds then outstanding. For the purposes of this Section, bonds shall be deemed to be affected by a supplemental indenture if such supplemental indenture adversely affects or diminishes the right of holders thereof against the Company or against its property.

                  Upon the written request of the Company, accompanied by a resolution authorizing the execution of any such supplemental indenture, and upon the filling with the Trustee of evidence of the consent of bondholders as aforesaid (the instrument or instruments evidencing such consent to be dated within one year of such request), the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's owns rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to enter into such supplemental indenture. The Trustee shall be entitled to receive and, subject to Section 102 of the Indenture and Article Five of the Seventh Supplemental Indenture, may rely upon an opinion of counsel as conclusive evidence that any such supplemental indenture is authorized or permitted by the provisions of this Section.

                  It shall not be necessary for the consent of the bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                  The Company and the Trustee, if they so elect, and either before or after such 60% or greater consent has been obtained, may require the holder of any bond consenting to the execution of any such supplemental indenture to submit his bond to the Trustee or to such bank, banker or trust company as may be designated by the Trustee for the purpose, for the notation thereon of the fact that the holder of such bond has consented to the execution of such supplemental indenture, and in such case such notation, in form satisfactory to the Trustee, shall be made upon all bonds so submitted, and such bonds bearing such notation shall forthwith be returned to the persons entitled thereto. All subsequent holders of bonds bearing such notation shall be deemed to have consented to the execution of such supplemental indenture, and consent, once given or deemed to be given, may not be withdrawn.

                  Prior to the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall publish a notice, setting forth in general terms the substance of such supplemental indenture, at least once in one daily newspaper of general circulation in each city in which the principal of any of the bonds shall be payable, or, if all bonds outstanding shall be registered bonds without coupons or coupon bonds registered as to principal, such notice shall be sufficiently given if mailed, first class, postage prepaid, and registered if the Company so elects, to each registered holder of bonds at the last address of such holder appearing on the registry books, such publication or mailing, as the case may be, to be made not less than thirty days prior to such execution. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 5. The Company reserves the right, without any consent or other action by the holders of the bonds of the 2003 Pledge Series, or any subsequent series of bonds, to amend the Indenture by deleting the phrase "sixty per centum (60%)" in Section 28 of the Indenture and substituting therefor the phrase "seventy per centum (70%)" and by deleting the phrase "One hundred sixty-six and two-thirds per cent. (166 2/3%)" in Sections 65 and 67 of the Indenture and substituting therefor the phrase "One hundred and forty-two and eighty-six hundredths per cent. (142.86%)".

                  SECTION 6. Except as herein otherwise expressly provided, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee by reason of this Supplemental Indenture; the Trustee shall not be responsible for the recitals herein or in the bonds (except the Trustee's authentication certificate), all of which are made by the Company solely; and this Supplemental Indenture is executed and accepted by the Trustee, subject to all the terms and conditions set forth in the Indenture, as fully to all intents and purposes as if the terms and conditions of the Indenture were herein set forth at length.

                  SECTION 7. As supplemented by this Supplemental Indenture, the Indenture is in all respects ratified and confirmed, and the Indenture as herein defined, and this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

                  SECTION 8. Nothing in this Supplemental Indenture contained shall or shall be construed to confer upon any person other than a holder of bonds issued under the Indenture, the Company and the Trustee any right or interest to avail himself of any benefit under any provision of the Indenture or of this Supplemental Indenture.

                  SECTION 9. This Supplemental Indenture may be simultaneously executed in several counterparts and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, OHIO EDISON COMPANY and THE BANK OF NEW YORK have caused these presents to be executed in their respective names by their respective Presidents or one of their Vice Presidents or Assistant Vice Presidents and their respective seals to be hereunto affixed and attested by their respective Corporate Secretaries or one of their Assistant Corporate Secretaries or Assistant Treasurers, all as of the day and year first above written.

                              OHIO EDISON COMPANY





                              By:__________________________________________
                                 Harvey L. Wagner, Vice President and
                                 Controller

[Seal]


Attest:
       ----------------------------------------
        David W. Whitehead, Corporate Secretary


Signed, Sealed and Acknowledged on behalf of OHIO EDISON COMPANY in the presence of:


-----------------------------
Julie A. Phillips


-----------------------------
Amit D. Patel
                                      THE BANK OF NEW YORK


                                      By:______________________________________
                                            Patricia Gallagher, Vice President
[Seal]

Attest: ______________________________________
         Margaret Ciesmelewski, Vice President


Signed, Sealed and Acknowledged on behalf of THE BANK OF NEW YORK in the presence of:


-----------------------------
Barbara Bevelaqua


-----------------------------
Mary LaGumina

STATE OF OHIO              )
                           :  ss.:
COUNTY OF SUMMIT           )

         On the 3rd day of March in the year 2003 before me, the undersigned, personally appeared Harvey L. Wagner and David W. Whitehead, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacity, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instruments.

                                  -------------------------------------
                                  Karen L. Pope
                                  Notary Public, State of Ohio
                                  My Commission Expires Jan. 16, 2005
                                  Recorded in Stark County
[SEAL]

STATE OF NEW YORK          )
                           :  ss.:
COUNTY OF NEW YORK         )

         On the 3rd day of March in the year 2003 before me, the undersigned, personally appeared Patricia Gallagher and Margaret Ciesmelewski, personally known to me or proved to me on the basis of satisfactory evidence to be the individuals whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their capacity, and that by their signatures on the instrument, the individuals, or the person upon behalf of which the individuals acted, executed the instruments.


                                 --------------------------------
                                 William J. Cassels
                                 Notary Public, State of New York
                                 No. 01CA5027729
                                 Qualified in Bronx County
                                 Commission Expires May 18, 2006


[SEAL]

         The Bank of New York hereby certifies that its precise name and address as Trustee hereunder are:

         The Bank of New York
         101 Barclay Street
         City, County and State of New York 10286




                                     THE BANK OF NEW YORK



                                     By:
                                        ----------------------------------
                                        Patricia Gallagher, Vice President



This instrument was prepared by FirstEnergy Corp.